SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2009

ENDEAVOR POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52534	72-1619357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3939 Royal Drive, Suite 226 Kennesaw, GA 30144
(Address of principal executive offices)
(866) 982-0999
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Endeavor Power Corp.

From 8-K

Current Report

Item 1.01.

Entry Into A Material Definitive Agreement

Joint Venture Agreement Amendment

On June 15, 2009, Endeavor Power Corp. (the “Company”) entered into a Second Amendment (‘Second Amendment”) to that certain Joint Venture Agreement with Federated Energy Corporation (“Federated”) originally entered into by and between the parties, on December 23, 2008. On February 14, 2009, Endeavor and Federated executed a First Amendment to Joint Venture Agreement (the “First Amendment”) memorializing certain minor changes to the terms of the Original Agreement. Endeavor and Federated have now entered into a Second Amendment in order to further amend certain terms and conditions of the Original Agreement and the First Amendment.

As of June 17, 2009, Endeavor has paid a total of $310,000 towards the Joint Venture and still owes $215,000 to Federated. To date, Endeavor has acquired a 29.85% working interest in the JV Wells (as that term is defined in the Original Agreement) in exchange for payments made.  Further, Endeavor owes additional monies to Federated for certain payments that are past due per the terms of the First Amendment ..  The Second Amendment revises the payment schedule of the remaining $240,000 outstanding balance from the Original Agreement and First Amendment, of which $25,000 was paid on June 15, 2009.

Additionally, pursuant to the terms and conditions of the Second Amendment, Endeavor shall be entitled to immediately begin to receive its earned and pro-rata share of a maximum of 41.4375% of the revenue already generated and which will continue to be derived from the JV Wells.  The remaining payments that are due per the Second Amendment shall be used to frac the JV Wells. In exchange for each installment payment made per the terms of the Second Amendment, Endeavor shall receive an additional 2.35% working interest.

The foregoing summary description of the terms of the Second Amendment may not contain all information that is of interest. For further information regarding the terms and conditions of each of the Second Amendment, reference is made to such agreement, which is filed as Exhibits 10.1 hereto, and is incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Joint Venture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

June 17, 2009

Endeavor Power Corp.

By:  /s/ Brandon Toth

Brandon Toth

President, CEO